UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2019 (October 11, 2019)

DGSE COMPANIES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13022 Preston Road

Dallas, Texas 75240

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (972) 587-4049

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DGSE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 11, 2019, the Company held its 2019 annual meeting (the “Annual Meeting”) of stockholders (the “Stockholders”) at the Omni Dallas Hotel Park West located at 1590 LBJ Freeway, Dallas, Texas 75234. The matters submitted to the Stockholders for a vote at the Annual Meeting were set forth in the Company’s Definitive Proxy Statement on Schedule DEF 14A and Definitive Additional Materials on Schedule DEFA 14A, which were filed with the Securities and Exchange Commission on September 20, 2019 and September 27, 2019, respectively and collectively (the “Proxy Statement”) and distributed to the Stockholders. Stockholders representing 19,980,686, or 74.21%, of the shares of the Common Stock, outstanding and entitled to vote as of the record date, September 18, 2019, were represented at the meeting either in person or by proxy.

The matters proposed to the Stockholders for a vote were: (i) the election of each of John R. Loftus, Joel S. Friedman, Jim R. Ruth, Alexandra C. Griffin and Allison M. DeStefano as members of the Company’s Board of Directors; (ii) approval of amendment to the Company’s articles of incorporation changing the corporate name and adding preferred stock to the Company’s authorized shares; (iii) the ratification of the Company’s appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; (iv) advisory vote to approve the compensation of our named executive officers; (v) advisory vote to determine the frequency of future advisory votes on executive compensation; and (vi) to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of proposals one through five.

The final voting results of the Annual Meeting are set forth below.

Proposal One

The nominees named in the Proxy Statement (the “Proxy Statement Nominees”) were elected to the Board of Directors to serve until the next annual meeting of Stockholders and until their respective successors are duly-elected and qualified (or until their death, resignation or removal, if earlier). The Proxy Statement Nominees were the only nominees to receive votes for their election at the meeting, and the Proxy Statement Nominees constitute the five nominees receiving the highest number of votes in favor of their election as directors. The results of the vote with respect to their respective elections were as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
John R. Loftus	19,977,245	3,441	-
Joel S. Friedman	19,977,178	3,508	-
Jim R. Ruth	19,976,906	3,780	-
Alexandra C. Griffin	19,977,445	3,241	-
Allison M. DeStefano	19,977,241	3,445	-

Proposal Two

The proposal to amend the Company’s articles of incorporation changing the corporate name and adding preferred stock to the Company’s authorized shares was approved by the following vote:

Votes For	Votes Against	Abstentions
19,700,467	190,385	89,834

Proposal Three

The proposal to ratify the Company’s appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,898,486	63	82,137	0

Proposal Four

The proposed advisory vote to approve the compensation of our named executive officers was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,608,890	32,470	85,406	253,920

Proposal Five

The proposed advisory vote to determine the frequency of future advisory votes on executive compensation was approved by the following vote:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
15,780	270,538	19,349,312	91,169	253,887

Proposal Six

The proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of proposals one through five was approved by the following vote. It was not necessary to adjourn the Annual Meeting as proposals one through five were approved at the Annual Meeting:

Votes For	Votes Against	Abstentions
19,704,519	196,615	79,552

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ BRET A. PEDERSEN
Bret A. Pedersen
Chief Financial Officer
(Principal Accounting Officer)

Date: October 16, 2019